UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

October 21, 2020

Date of report (Date of earliest event reported)

Condor Hospitality Trust, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

1-34087	52-1889548
(Commission File Number)	(IRS Employer Identification No.)

1800 West Pasewalk Avenue, Suite 120 Norfolk, Nebraska	68701
(Address of Principal Executive Offices)	(Zip Code)

(301)  861-3305

 (Registrant’s Telephone Number, Including Area Code)

 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:
	Title of each class	Trading symbol	Name of each exchange on which registered
	Common stock, par value $0.01 per share	CDOR	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 21, 2020, Condor Hospitality Trust, Inc. (the “Company”) adopted amendments  to the Company’s bylaws. The amendments are described below:

Article II, Section 1 of the Company’s bylaws is hereby replaced in its entirety to provide as follows:

“Section 1. Place. All meetings of shareholders shall be held at such place as stated in the notice of the meeting, which may include meetings partially or solely by means of remote communication.”

The third sentence of Article II, Section 16 of the Company’s bylaws is replaced in its entirety with the following:

“To be timely, a shareholders notice must be given, either by personal delivery to or mailed and received by the Secretary of the Corporation no less than 90 nor more than 120 days prior to the first anniversary of the proceeding year’s annual meeting, provided, however, that in the event of the date of the annual meeting is advanced more than 30 days, or delayed by more than 60 days, from such anniversary date, notice by the shareholder to be timely must be so delivered and received not earlier than the 120th day prior to such annual meeting and not later than the close of business of the later of the 90th day prior to such annual meeting or the 10th day following the date on which public announcement of date of such meeting is first made. In no event shall the public announcement of an adjournment or postponement of an annual meeting commence a new time period (or extend any time period) for giving of a shareholder’s notice as described above.”

The first sentence of the second paragraph of Article III, Section 15 of the Company’s bylaws is replaced in its entirety with the following:

“Any shareholder entitled to vote in the election of Directors generally may nominate one or more persons for election as Directors at a meeting only if written notice of such shareholder’s intent to make such nomination or nominations has been given, either by personal delivery to, or mailed and received by, the Secretary of the Corporation not later than (i) with respect to the election to be held at an annual meeting of shareholders, 90 days in advance of such meeting and no more than 120 days prior to the first anniversary of the proceeding year’s annual meeting, provided, however, that in the event that the date of the annual meeting is advanced by more than 30 days, or delayed by more than 60 days, from such anniversary date, notice by the shareholder to be timely must be delivered or mailed and received not earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day which the public announcement of the date of such meeting is first made, and (ii) with respect to an election to be held at a special meeting of shareholders for the election of Directors, the close of business on the 10th day following the date on which public announcement of such meeting is first made.”

The following new sentence is added to the end of Article III, Section 15 of the Company’s bylaws:

“In no event shall the public announcement of an adjournment or postponement of an annual or special meeting commence a new time period (or extend any time period) for giving the shareholder’s notice as described above”

The foregoing summary of the amendments to the Company’s bylaws is not complete and is qualified in its entirety by reference to the full text of the amendments set forth in the Company’s bylaws, a copy of which is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 5.08. Shareholder Director Nominations.

To the extent applicable, the information set forth under Item 8.01 of this Report on Form 8-K is incorporated by reference into this Item 5.08.

Item 8.01.  Other Events.

2020 Annual Meeting

On October 23, 2020, the Company announced that its Board of Directors (the “Board”) has set December 15, 2020 as the date for the Company’s 2020 annual shareholder meeting ( the “2020 Annual Meeting”). The 2020 Annual Meeting will be held at a time and location to be determined and specified in the Company’s proxy statement related to the 2020 Annual Meeting. The Board also set November 5, 2020 as the record date for the determination of shareholders of the Company entitled to notice of and to vote at the 2020 Annual Meeting or any adjournments or postponement thereof.

Shareholder Proposals

The Company has set a new deadline for the receipt of any shareholder proposals submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, for inclusion in the Company’s proxy materials for the 2020 Annual Meeting because the 2020 Annual Meeting is more than 30 days from the anniversary date of the 2019 annual meeting . In order to be considered timely, any such proposals must be submitted in writing and received by the Company at its principal executive office,  Condor Hospitality Trust, Inc., 1800 West Pasewalk Avenue, Suite 120, Norfolk, NE 68701, no later than November 2, 2020. Any proposal submitted after the above deadline will not be considered timely and will be excluded from the Company’s proxy materials. Any such shareholder proposals must also comply with rules of the Securities and Exchange Commission (“SEC”) regarding the inclusion of shareholder proposals in proxy materials, and the Company may omit from its proxy materials any shareholder proposal that does not comply with the SEC’s rules at the time such proposal is received by the Company.

The Company’s bylaws also set forth certain procedures which shareholders must follow, including providing timely notice, in order to present any shareholder proposal, including the nomination of directors, directly at the 2020 Annual Meeting, but not submitted for inclusion in the proxy statement.  To be timely for the 2020 Annual Meeting, notice must be received by the Secretary of the Company at its principal executive offices set forth above no later than November 2, 2020, which is the tenth day following the day on which public disclosure of the date of the 2020 Annual Meeting was made. Any such proposal or nomination must set forth the information specified in, and comply with all other requirements of, the Company’s bylaws in order to be brought before the 2020 Annual Meeting.

Item 9.01 Financial Statements and Exhibits

(d)  Exhibits

Exhibit Number	Description

3.1	Bylaws of Condor Hospitality Trust, Inc.
99.1	Press Release, dated October 23, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 23, 2020	Condor Hospitality Trust, Inc.

	By:	/s/ Arinn Cavey
Name: Arinn Cavey

	Title:	Chief Financial Officer and Chief Accounting Officer